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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 12, 2005

                                 TRANSPRO, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                               1-13894                               34-1807383
       (State or other jurisdiction             (Commission File Number)                   (I.R.S. Employer
            of incorporation)                                                            Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                          (203) 401-6450 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 12, 2005, Transpro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the first quarter ended March 31, 2005.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is furnished as part of this report:

99.1     Press Release dated May 12, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRANSPRO, INC.

Date:  May 12, 2005                         By:   /s/ Richard A. Wisot
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                                                    Richard A. Wisot
                                                    Vice President, Treasurer,
                                                     Secretary, and Chief
                                                     Financial Officer